EXHIBIT 10.3

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ThisFIFTHAMENDMENTTOTHIRDAMENDEDANDRESTATEDCREDIT

AGREEMENT (this “Amendment”) is dated as of July 10, 2024 and is executed by and among CALUMET, INC., a Delaware corporation (“Parent”), CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., a Delaware limited partnership (“CSPP”), the Subsidiaries of Parent listed as “Borrowers” on the signature pages hereto (together with Parent and CSPP, collectively, “Borrowers” and each individually a “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

R E C I T A L S:

A.Borrowers, Guarantors (if any), Lenders and Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of February 23, 2018 (as amended and in effect on the date hereof and as further amended or otherwise modified from time to time, including giving effect to the amendment set forth in Section 1 below, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement).
B.CSPP entered into that certain Partnership Restructuring Agreement dated November 9, 2023 (as amended by the First Amendment to Partnership Restructuring Agreement dated February 9, 2024), with Calumet GP, LLC, the general partner of CSPP (“Calumet GP”), The Heritage Group and the other owners of Calumet GP (collectively, the “Sponsor Parties”) to effectuate a corporate transition of CSPP to Parent that would result in CSPP and Calumet GP becoming subsidiaries of Parent (the “Conversion”).
C.In connection therewith, Parent and CSPP entered into a Conversion Agreement on February 9, 2024 (as amended by the First Amendment to Conversion Agreement dated April 17, 2024, the “Conversion Agreement”) with Calumet Merger Sub I LLC, a wholly owned subsidiary of Parent (“Merger Sub I”), Calumet Merger Sub II LLC, a wholly owned subsidiary of Parent (“Merger Sub II”), Calumet GP (Calumet GP, together with Parent, are herein referred to as the “Additional Obligors”) and the Sponsor Parties to effectuate the Conversion. Upon the consummation of the terms of the Conversion, Merger Sub I and Merger Sub II will be merged out of existence.
D.Borrowers, Guarantors (if any), the Lenders party hereto and Agent desire to amend the Credit Agreement to, among other things, reflect the addition of the Additional Obligors as borrowers thereunder and grantors of security interests in their respective assets that constitute Collateral to secure the obligations under the Credit Documents, and to transition certain responsibilities from CSPP to Parent, including to designate Parent as the successor Borrower Agent, in each case, subject to the satisfaction of various requirements and on the terms and conditions contained in this Amendment.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendment to the Credit Agreement. The Credit Agreement and Schedules 7.4, 8.1.13(a), 8.1.13(b), 8.1.19(c) and 8.1.19(d) thereto are, effective as of the Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), each as set forth in the pages of a conformed copy of the Credit Agreement and Schedules 7.4, 8.1.13(a), 8.1.13(b), 8.1.19(c) and 8.1.19(d) thereto attached as Annex A hereto.

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2.Effectiveness; Conditions Precedent. The amendments contained herein shall only be effective upon the receipt by Agent of the following documents or instruments in form and substance reasonably acceptable to Agent (such date, the “Effective Date”):
(a)executed counterparts of this Amendment executed by all Borrowers, all Guarantors (if any), Agent and the Required Lenders;
(b)	[reserved];
(c)executed counterparts of a Revolver Note and FILO Note executed by each Additional Obligor in favor of each Lender requesting a Revolver Note or FILO Note (collectively, the “Notes”);
(d)executed counterparts of a joinder to each of the Security Agreement, Hedge Intercreditor Agreement and IP License (together with the Notes, the “Additional Credit Documents”), in each case, executed by each Additional Obligor and Agent;
(e)certified (i) resolutions of the board of directors or other applicable governing body of each Borrower and Guarantor (if any) which authorize the execution, delivery and performance of this Amendment and the Additional Credit Documents by all Borrowers and Guarantors (if any) party thereto and that evidence the identity, authority and capacity of each Senior Officer of each Additional Obligor authorized to act as a Senior Officer in connection with this Amendment, the Credit Agreement and the other Credit Documents to which such Additional Obligor is a party (and Agent may rely on such certificates until otherwise notified by the applicable Additional Obligor in writing) and (ii) copies of the Organization Documents of each Borrower and Guarantor certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Obligor to be true and correct as of the Effective Date; provided that, with respect to each Borrower (other than any Additional Obligor), if applicable, a certification by the secretary or an assistant secretary of CSPP or Calumet GP certifying that the Organization Documents of each such Borrower and Guarantor delivered pursuant to the conditions precedent set forth in the Fourth Amendment are true, correct and complete and that there are no amendments or modifications thereto as of the Effective Date shall satisfy this clause (c)(ii) with respect to such Borrowers;
(f)a legal opinion of Norton Rose Fulbright US LLP, counsel for Obligors, dated as of the Effective Date, in form and substance reasonable satisfactory to Agent;
(g)	the Conversion Date shall have occurred;
(h)a certificate or certificates executed by a Senior Officer of each Borrower as of the Effective Date, stating that the Conversion Date has occurred and that the representations and warranties in Section 3(a) and Section 3(b) are true and correct as of the Effective Date;
(i)Agent and Lenders shall have received all documentation reasonably requested by the Agent or any Lender for purposes of complying with applicable “know your customer” and anti-money laundering rules and regulations, including a Beneficial Ownership Certification of Parent, all of which shall be true and correct in all respects as of the Effective Date;
(j)Agent shall have received (i) searches as of a recent date prior to the Effective Date of UCC, judgment lien, tax lien and litigation lien search reports in the jurisdiction of the chief executive office of each Additional Obligor and each jurisdiction where any of their respective Collateral is located or where a filing would need to be made in order to perfect Agent’s security interest in their respective Collateral, copies of the financing statements and liens on file in such jurisdictions and

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evidence that no Liens exist thereon other than Permitted Liens and (ii) UCC financing statements for each appropriate jurisdiction as is necessary, in Agent’s reasonable discretion, to perfect Agent’s security interest in such Collateral;

(k)	[reserved];
(l)Borrowers shall have paid all reasonable out-of-pocket costs and expenses of Agent (including the reasonable fees and expenses of counsel (including each local counsel) for Agent) to the extent that the Borrower has received an invoice therefor at least two Business Days prior to the Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced);
(m)(i) the Representations and Warranties in Section 3(a) and Section 3(b) shall be true and correct as of the Effective Date, (ii) the Additional Credit Documents have been duly executed and delivered on behalf of each Borrower party thereto; and (iii) the Additional Credit Documents constitute a legal, valid and binding obligation of each Borrower party thereto, enforceable against it in accordance with its terms except as enforceability may be limited by applicable Insolvency Proceeding; and
(n)Agent shall have received such documentation and other information as has been reasonably requested by Agent in connection with this Amendment and the transactions contemplated hereby.

Without limiting the generality of the provisions of Section 11.3 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Effective Date specifying its objection thereto.

3.Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each of the Obligors represents and warrants to Agent and Lenders as follows:
(a)all representations and warranties relating to such Obligor contained in the Credit Agreement (other than Section 8.1.6(a) thereof with respect solely to the Calumet Montana ECP Construction Lien) or any other Credit Document are true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly limited to another specific date, in which case they are true and correct as of such specific date);
(b)both immediately prior and immediately after giving effect to this Amendment, no Default or Event of Default exists;
(c)such Obligor party thereto has all requisite corporate or other organizational power and authority (as applicable) to execute and deliver this Amendment and the Additional Credit Documents;
(d)the execution, delivery and performance of this Amendment and the Additional Credit Documents by such Obligor and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or other organizational action, do not require the approval, consent, exemption, authorization or other action by, or notice to or filing with, any Governmental Authority or any other Person in order to be effective and enforceable, and do not and will not violate or result in any breach or contravention of any Senior Notes Indenture or other

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material Contractual Obligation to which such Obligor is a party or subject, any Organization Document of such Obligor or any Applicable Law;

(e)this Amendment and the Additional Credit Documents have been duly executed and delivered on behalf of each Borrower party hereto; and
(f)this Amendment and the Additional Credit Documents constitute a legal, valid and binding obligation of each Borrower party hereto, enforceable against it in accordance with its terms except as enforceability may be limited by applicable Insolvency Proceeding and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
4.Reaffirmation. By its execution hereof, each Obligor expressly (a) consents to the amendments and modifications to the Credit Agreement effected hereby, (b) confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Credit Document to which it is a party is, and the obligations of such Obligor contained in the Credit Agreement, if any, or in any other Credit Documents to which it is a party (in each case, as amended and modified by this Amendment), are and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, (c) affirms that each of the Liens and security interests granted by such Obligor in or pursuant to the Credit Documents are valid and subsisting and (d) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens and security interests granted in or pursuant to the Credit Documents.
5.	Joinder of Additional Obligors.
(a)As of the Effective Date, each Additional Obligor hereby accepts and assumes all of the duties, obligations and liabilities of a Borrower in, to and under the Credit Agreement, as amended by the Amendment, and each other Credit Document, to the same extent as if such Additional Obligor had executed the Credit Agreement and each such Credit Document as a Borrower. Each Additional Obligor hereby ratifies, as of the date hereof, and agrees to be bound by the terms and provisions of the Credit Agreement, as amended by the Amendment, and each other Credit Document to which it is a party in its capacity as a Borrower, and accepts all of the rights, interests, duties, obligations and liabilities in its capacity as a Borrower thereunder.
(b)Without limiting the generality of the foregoing paragraph, each Additional Obligor hereby (i) agrees to be bound by the covenants set forth in the Credit Agreement, as amended by the Amendment, and each other Credit Document to which it is a party and (ii) promises to pay to the Lenders and the Agent all Obligations outstanding at, or incurred at any time as provided in the Credit Agreement, as amended by the Amendment, and each other Credit Document.
6.Post-Closing Items. Within 30 days (or such longer period as may be agreed to by the Agent in its sole discretion) after the Effective Date, Agent shall have received copies of insurance policies and certificates of insurance of each Additional Obligor, in each case, meeting the requirements of Section 9.1.7 of the Credit Agreement.
7.Entire Agreement. This Amendment, the Credit Agreement (including giving effect to the amendment set forth in Section 1 above), and the other Credit Documents (collectively, the “Relevant Documents”), set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or

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conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 13.1 of the Credit Agreement.

8.Full Force and Effect of Credit Agreement. This Amendment and the Additional Credit Documents are each a Credit Document. Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Credit Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Credit Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein.
9.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.
10.Governing Law; Jurisdiction; Waiver of Jury Trial. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 13.13, 13.14 and 13.15

of the Credit Agreement are hereby incorporated herein by this reference.

11.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with legal, valid and enforceable provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
12.References. All references to the “Credit Agreement” in the Credit Documents shall mean the Credit Agreement giving effect to the amendments contained in this Amendment.
13.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Obligors, Agent and Secured Parties and their respective successors and assigns, except that (a) no Obligor shall have the right to assign its rights or delegate its obligations under any Credit Documents, and (b) any assignment by a Lender must be made in compliance with Section 12.3 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

CALUMET, INC.

By: /s/ David Lunin
Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET GP, LLC

By: Calumet Inc., its sole member

By: /s/ David Lunin
Name: David Lunin Title: Executive Vice President and Chief Financial Officer

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT-Signature Page

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

By: Calumet GP, LLC, its general partner

By: /s/ David Lunin
Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET OPERATING, LLC

By: /s/ David Lunin
Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET FINANCE CORP.

By: /s/ David Lunin
Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET INTERNATIONAL, INC.

By: /s/ David Lunin
Name: David Lunin Title: Executive Vice President and Chief Financial Officer

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Signature Page

KURLIN COMPANY, LLC

By: /s/ David Lunin
Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET BRANDED PRODUCTS, LLC

By: /s/ David Lunin
Name: David Lunin Title: Executive Vice President and Chief Financial Officer

BEL-RAY COMPANY, LLC

By: /s/ David Lunin
Name: David Lunin Title: Executive Vice President and Chief Financial Officer

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Signature Page

CALUMET REFINING, LLC

By: /s/ David Lunin
Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET PRINCETON REFINING, LLC CALUMET COTTON VALLEY REFINING, LLC CALUMET SHREVEPORT REFINING, LLC CALUMET MONTANA REFINING, LLC CALUMET MISSOURI, LLC

CALUMET KARNS CITY REFINING, LLC CALUMET DICKINSON REFINING, LLC

By: /s/ David Lunin
Name: David Lunin Title: Executive Vice President and Chief Financial Officer

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Signature Page

AGENT AND LENDERS:BANK OF AMERJCA, N.A.,

as Agent, a Lender and an Issuing Bank

By: /s/ Mark Porter
Name: Mark Porter Title: SVP

FTFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Barry Felker
Name: Barry Felker Title: Authorized Signatory

10 S. Wacker Drive, 15th Floor Chicago, IL 60606

Attention: Barry.Felker@wellsfargo.com Direct: 312-739-2211

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT- Signature Page

BARCLAYS BANK PLC,

as a Lender

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis Title: Director

745 Seventh Avenue, 8th Floor New York, NY 10019

Attention: nadiasid.hussain@barclays.com Telephone: (630) 207-0696

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT - Signature Page

REGIONS BANK,

as a Lender

By: /s/ Darius Sutrinaitis
Name: Darius Sutrinaitis Title: Managing Director

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page